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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported) December 1, 1996.
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                             Texas Bottling Group, Inc.
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          (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                                                      75-2158578
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(Commission File Number)               (I.R.S. Employer Identification Number)

              1999 Bryan Street, Suite 3300, Dallas, Texas 75201
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            (Address of Principal Executive Offices)     (Zip Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          CCBG Corporation is the sole shareholder of The Coca-Cola Bottling Group (Southwest), Inc., the holder of all the voting stock of Registrant. On December 1, 1996, the Edmund M. Hoffman 1995 Grantor Annuity Trust transferred 7,579 shares of Class A Common Stock of CCBG Corporation to Edmund M. Hoffman, Co-Chairman and Director of the Registrant, and the Adelyn Jean Hoffman 1995 Grantor Annuity Trust transferred 7,579 shares of Class A Common Stock of CCBG Corporation to Adelyn J. Hoffman, wife of Edmund M. Hoffman. The stock was transferred according to the terms of the Edmund M. Hoffman 1995 Grantor Annuity Trust and the Adelyn Jean Hoffman 1995 Grantor Annuity Trust. No consideration was paid for the transfer of the stock.

      Each of the above-named trusts retained 16,671 shares of Class A Common Stock of CCBG Corporation. Robert K. Hoffman, Co-Chairman and Director of the Registrant, and Richard E. Hoffman, brother of Robert K. Hoffman, are the Co-Trustees of each of the above-named trusts, and the terms of each trust provide that either Co-Trustee may act alone to exercise voting and investment power over the shares of Class A Common Stock of CCBG Corporation held by such trust.

     According to the terms of the Edmund M. Hoffman 1995 Grantor Annuity Trust, Edmund M. Hoffman and, under certain circumstances, the Edmund and Adelyn Hoffman 1995 Family Trust (the "Family Trust") are the beneficiaries of such trust. Adelyn Jean Hoffman and the Family Trust (under certain circumstances) are the beneficiaries of the Adelyn Jean Hoffman 1995 Grantor Annuity Trust.

     Including the shares held by the three trusts, Robert K. Hoffman is the beneficial owner of 59,842 shares of CCBG Corporation Class A Common Stock (78.53% of the outstanding voting stock; 62.1% of the voting stock after conversion of the outstanding Class B Common Stock and the Class B Common Stock which may be issued pursuant to vested incentive stock options). Richard E. Hoffman is the beneficial owner of 36,142 shares of CCBG Corporation Class A Common Stock (47.43% of the outstanding voting stock; 37.5% of the voting stock after conversion of the outstanding Class B Common Stock and the Class B Common Stock which may be issued pursuant to vested incentive stock options). Edmund
M. Hoffman and Adelyn J. Hoffman are each the holders of 9.95% of the outstanding voting stock of CCBG Corporation (7.86% of the voting stock after conversion of the outstanding Class B Common Stock and the Class B Common Stock which may be issued pursuant to vested incentive stock options).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Texas Bottling Group, Inc.


Date: December 2, 1996        By:  /s/ Stephanie L. Ertel
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                                   Stephanie L. Ertel,
                                   Vice President
                                   (Duly authorized officer)





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